                                                                  Exhibit 10.27

                           SIGNATURE BRANDS USA, INC.
                          STOCK SUBSCRIPTION AGREEMENT
                          ----------------------------



         This Stock Subscription Agreement (the "Agreement") is entered into as of the 1st day of November, 1997, by and between SIGNATURE BRANDS USA, INC., a Delaware corporation (the "Company") and Meeta Vyas, an individual residing at 246 Milbank Avenue, Greenwich, Connecticut 06830 (the "Purchaser").

         WHEREAS, pursuant to Section 3(i) of the Employment Agreement dated as of August 11, 1997 (the "Employment Agreement"), the Company has granted the Purchaser an option to purchase shares of the Company's newly issued common stock, $.01 par value per share (the "Common Stock"), which option may be partially assigned to the certain members of the Purchaser's immediate family; and

         WHEREAS, the Purchaser desires to exercise such option and purchase from the Company and the Company wishes to issue and sell to the Purchaser shares of Common Stock, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement, intending to be legally bound, mutually agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF SHARES
                           ---------------------------

         1.1 SALE AND ISSUANCE OF SHARES. Subject to the terms and conditions of this Agreement, the Purchaser hereby subscribes for and agrees to purchase at the Closing (as herein defined), and the Company does hereby agree to sell to the Purchaser at the Closing, 91,727 shares of Common Stock (the "Shares"), at a purchase price of $1.75 per share of Common Stock, for aggregate consideration of $160,522.25. The Purchaser hereby acknowledges that the number of Shares set forth above constitutes the full, entire and correct number of Shares to be purchased by her pursuant to this Agreement for the amount of consideration set forth above.

         1.2 DELIVERY OF PURCHASE PRICE. In consideration of and in exchange for the Shares to be purchased hereunder, the Purchaser shall deliver to the Company, on the Closing Date (as hereinafter defined), the aggregate purchase price set forth above (the "Purchase Price"), payable by cashier's check or wire transfer of immediately available funds.

         1.3 CLOSING. The closing of the purchase and sale of the Shares (the "Closing") shall occur on November 1, 1997 at the offices of the Company, or at such other time and place as the Company and the Purchaser may agree (the "Closing Date"). In consideration of the purchase by the Purchaser of the Shares and the payment of the Purchase Price therefor, the Company shall deliver to the Purchaser at the Closing a certificate evidencing the number of Shares purchased by the Purchaser.

                                   ARTICLE II

                  Representations and Warranties of the Company
                  ---------------------------------------------

         The Company represents and warrants to the Purchaser that:

         2.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

         2.2 CAPITALIZATION. The authorized capital of the Company consists of 20,000,000 shares of Common Stock, par value $.01 per share.

         2.3 AUTHORIZATION. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and for the authorization, issuance and delivery of the Shares being sold under this Agreement, has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company and shall be enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally and except to the extent enforceability may be limited by general equitable principles.

         2.4 VALIDITY OF SHARES. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, fully paid and nonassessable.

         2.5 SECURITIES ACT. The sale of Shares in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of the Purchaser contained in Article III hereof) is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act").

                                   ARTICLE III

           Representations, Warranties and Agreements of the Purchaser
           -----------------------------------------------------------

         The Purchaser represents and warrants to the Company that:

         3.1 AUTHORIZATION; ENFORCEABILITY. The Purchaser has full legal right, power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby. This Agreement, when executed and delivered by all parties hereto, will constitute the valid and legally binding obligation of the Purchaser, enforceable against her in accordance with its terms, except to the extent enforceability may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally and except to the extent enforceability may be limited by general equitable principles.

         3.2 COMPLIANCE. The execution and delivery of this Agreement by the Purchaser does not, and the consummation by the Purchaser of the transactions contemplated hereby and the performance by the Purchaser of the obligations which she is obligated to perform hereunder will not, (a) violate in any material respect any material law, regulation, rule, order, judgment or decree to which the Purchaser is subject or (b) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material mortgage, indenture, lease, franchise, license, permit, agreement or instrument (each, a "Contract") to which the Purchaser is a party or by which any of the Purchaser's assets or properties are bound.

         3.3  INVESTMENT REPRESENTATIONS.

              (a) This Agreement is made in reliance upon the Purchaser's representations to the Company, which by acceptance hereof the Purchaser hereby confirms, that: (i) the shares will be acquired by the Purchaser for investment only, for her own account and not as a nominee or agent and not with a view to the sale or distribution of any part thereof in violation of applicable federal and state securities laws; and (ii) the Purchaser has no current intention of selling, granting participation in or otherwise distributing the Shares in violation of applicable federal and state securities laws. By executing this Agreement, the Purchaser further represents that she does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares in violation of applicable Federal and state securities laws.

              (b) The Purchaser understands that the Shares have not been registered under the 1933 Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder are exempt from registration under the 1933 Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the Company's reliance on such exemption is predicated on the representations and warranties of the Purchaser set forth herein.

              (c) The Purchaser represents that she has, either alone or together with the assistance of a "purchaser representative" (as that term is defined in Regulation D promulgated under the 1933 Act), such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of her investment in the Company. The Purchaser further represents that she is familiar with the business and financial condition, properties, operations and prospects of the Company and that she has had access, during the course of the transactions contemplated hereby and prior to her purchase of Shares, to the same kind of information that is specified in Part I of a registration statement under the 1933 Act, and that she has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the investment and to obtain additional information (to the extent the

         Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Purchaser or to which the Purchaser has had access. The Purchaser has made, either alone or together with her advisors, such independent investigation of the Company as the Purchaser deems to be, or her advisors deem to be, necessary or advisable in connection with this investment. The Purchaser understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to the fairness of this investment.

              (d) The Purchaser represents that she will not sell, transfer or otherwise dispose of the Shares without registration under the 1933 Act and applicable state securities laws, or an exemption therefrom. The Purchaser understands that, in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act and applicable state securities laws, the Shares must be held indefinitely. In particular, the Purchaser acknowledges that she is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of such rule are met. The Purchaser represents that, in the absence of an effective registration statement covering the Shares, she will sell, transfer or otherwise dispose of the Shares only in a manner consistent with her representations and the Purchaser's other agreements set forth herein.

              (e) The Purchaser represents that she (i) is capable of bearing the economic risk of holding the unregistered Shares for an indefinite period of time and has adequate means for providing for her current needs and contingencies, (ii) can afford to suffer a complete loss of this investment and (iii) understands all risk factors related to the purchase of the Shares.

              (f) The Purchaser represents that neither she nor anyone acting on her behalf has paid any commission or other remuneration to any person in connection with the purchase of the Shares.

              (g) The Purchaser agrees that she will not transfer, dispose of or pledge any of the Shares other than pursuant to an effective registration statement under the 1933 Act and applicable state securities laws, unless and until (i) the Purchaser shall have notified the Company of the proposed transfer, disposition or pledge and shall have furnished the Company with a statement of the circumstances surrounding the proposed transfer, disposition or pledge and (ii) if requested by the Company and at the expense of the Purchaser or her transferee, the Purchaser shall have furnished to the Company an opinion of counsel reasonably satisfactory (as to counsel and as to substance) to the Company and its counsel that such proposed transfer, disposition or pledge may be made without registration of such Shares under the 1933 Act and applicable state securities laws.

         3.4  LEGENDS; STOP TRANSFER.

              (a) The Purchaser acknowledges that all certificates evidencing the Shares shall bear the following legend:

                              "TRANSFER RESTRICTED
                              --------------------

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act, or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required."

              (b) The certificates evidencing the Shares shall also bear any legend required by any applicable state securities law.

              (c) In addition, the Company shall make a notation regarding the restrictions on transfer of the Shares in its stock books, and the Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act and applicable state securities laws covering such Shares or pursuant to and in compliance with the provisions of this Agreement. All Common Stock of the Company hereafter issued to the Purchaser shall bear the same endorsement, shall be subject to all the terms and conditions of this Agreement, and for all purposes shall be deemed shares of "Common Stock" hereunder. A copy of this Agreement, together with any amendment thereto, shall remain on file with the Secretary of the Company and shall be available for inspection to any properly interested person without charge within five (5) days after the Company's receipt of a written request therefor.

                                   ARTICLE IV

                           Covenants of the Purchaser
                           --------------------------

         4.1 TRANSFER RESTRICTED. In addition to the restrictions on transfer of the Shares set forth above, until September 30, 1999, the Purchaser may not transfer, sell, assign, pledge, hypothecate, give, create a security interest in or lien on, place in trust (voting or otherwise), assign or in any other way encumber or dispose of, directly or indirectly and whether or not by operation of law or for value (a "Transfer"), any Shares. The foregoing restriction shall not apply in connection with any transaction or series of transactions which constitute a Change of Control (as that term is defined in the Employment Agreement). If a Change of Control shall occur prior to the first anniversary date of this Agreement, the Company agrees to use its best efforts to effect a registration of the Shares so that the Purchaser may sell the Shares in the public market following the Change of Control; it being understood that following the first anniversary date hereof, the Shares shall be eligible for sale pursuant to the provisions of Rule 144 under the 1933 Act.

                                    ARTICLE V

                                  Miscellaneous
                                  -------------

         5.1 NO WAIVER; MODIFICATIONS IN WRITING. No failure or delay on the part of the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and the Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

         5.2 NOTICES. All notices and other communications necessary or contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein. All notices shall be deemed to have been duly given upon confirmation by telecopy if delivered by telecopy or by hand, or one day after sending by overnight delivery service, or five days after sending by certified mail, postage prepaid, return receipt requested to the respective addresses of the parties set forth below:

              (a)  for notices and communications to the Company:

                   Signature Brands USA, Inc.
                   7005 Cochran Road
                   Glenwillow, Ohio 44139
                   Facsimile: (440) 542-4055
                   Attention: Chairman of the Board

                   with a copy to:

                   Thomas H. Lee Company
                   75 State Street
                   Boston, MA 02109
                   Facsimile: (617) 227-3514
                   Attention: Scott A. Schoen
                   and a copy to:

                   Calfee, Halter & Griswold LLP
                   1400 McDonald Investment Center
                   800 Superior Avenue
                   Cleveland, OH 44114
                   Facsimile: (216) 241-0816
                   Attention: Thomas F. McKee, Esq.

              (b)  for notices and communications to the Purchaser:

                   Ms. Meeta Vyas
                   246 Milbank Avenue
                   Greenwich, CT 06830
                   Facsimile: (203) 661-2493

By notice complying with the foregoing provisions of this Section 5.2, each party shall have the right to change the notice address for future notices and communications to such party.

         5.3 COSTS, EXPENSES AND TAXES. The Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the original issuance of the Shares but excluding all federal, state and local income or similar taxes and shall save and hold the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

         5.4 EXECUTION OF COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which, taken together, shall constitute but one and the same Agreement.

         5.5 BINDING EFFECT; ASSIGNMENT. The rights and obligations of the Purchaser under this Agreement may not be assigned to any other person. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company and the Purchaser, and their respective successors and assigns.

         5.6 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio (regardless of the laws that might otherwise govern under applicable Ohio principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

         5.7 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         5.8 INJUNCTIVE RELIEF. Each of the parties to this Agreement hereby acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that, in the event of a breach of any material provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

         5.9 SURVIVAL OF AGREEMENTS, REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company or the Purchaser, as the case may be, in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the sale and purchase of the Shares of payment therefor.





                  [Remainder of page intentionally left blank]

                             SIGNATURE BRANDS, INC.
                          STOCK SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE

                  IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                                    SIGNATURE BRANDS USA, INC.



                                    By: /s/ Thomas R. Shepherd
                                        ----------------------------------------
                                    Name:   Thomas R. Shepherd
                                    Title:  Chairman of the Board



                                      /s/  Meeta Vyas
                                     -------------------------------------------
                                     Meeta Vyas, individually